Capital	6 Months Ended
Jun. 30, 2021
Text block [abstract]
Capital
Note 15: Capital
Share repurchases - Normal Course Issuer Bid (“NCIB”)
The Company may buy back shares (and subsequently cancel them) from time to time as part of its capital strategy. On August 5, 2021, the Company announced that it plans to repurchase up to
$1.2
billion of its common shares (see note 20). This new buyback program is in addition to the $200 million repurchase program that was completed in February 2021. Share repurchases are typically executed under a NCIB. Shares will be repurchased for the new buyback program under an amended NCIB, which was approved by the TSX. The amended NCIB will become effective on August 10, 2021. The amended NCIB increases the maximum number of common shares that may be repurchased by an additional
15 million. Under the amended NCIB, up
to 20 million
common shares may be repurchased between January 4, 2021 and January 3, 2022. The NCIB, as originally approved in December 2020, contemplated the repurchase of up to 5 million common shares. Under the amended NCIB, the Company may repurchase common shares in open market transactions on the TSX, the NYSE and/or other exchanges and alternative trading systems, if eligible, or by such other means as may be permitted by the TSX and/or NYSE or under applicable law, including private agreement purchases if the Company receives an issuer bid exemption order from applicable securities regulatory authorities in Canada for such purchases. The price that the Company will pay for shares in open market
t
ransactions under the NCIB will be the market price at the time of purchase or such other price as may be permitted by TSX.
The Company did not repurchase any shares in the three months ended June 30, 2021 and 2020. Details of share repurchases under the NCIB for the six months ended June 30, 2021 and 2020 were as follows:

	Six months ended June 30,

	2021	2020

Share repurchases (millions of U.S. dollars)	200	200

Shares repurchased (number in millions)	2.5	2.6

Share repurchases - average price per share in U.S. dollars	$81.45	$78.37
Decisions regarding any future repurchases will depend on factors, such as market conditions, share price, and other opportunities to invest capital for growth. The Company may elect to suspend or discontinue its share repurchases at any time, in accordance with applicable laws. From time to time when the Company does not possess material nonpublic information about itself or its securities, it may enter into a pre-defined plan with its broker to allow for the repurchase of shares at times when the Company ordinarily would not be active in the market due to its own internal trading blackout periods, insider trading rules or otherwise. Any such plans entered into with the Company’s broker will be adopted in accordance with applicable Canadian securities laws and the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934, as amended. The Company entered into such a plan with its broker on December 2
9
, 2020. As a result, the Company recorded a
 $200 million liability in “Other financial liabilities” within current liabilities at December 31, 2020 with a corresponding amount recorded in equity in the consolidated statement of financial position.
Dividends
Dividends on common shares are declared in U.S. dollars. In the consolidated statement of cash flow, dividends paid on common shares are shown net of amounts reinvested in the Company under its dividend reinvestment plan. Details of dividends declared per common share and dividends paid on common shares are as follows:

	Three months ended June 30,		Six months ended June 30,

	2021	2020	2021	2020

Dividends declared per common share	$0.405	$0.380	$0.810	$0.760

Dividends declared	200	188	400	376

Dividends reinvested	(6)	(6)	(12)	(12)

Dividends paid	194	182	388	364